Exhibit 99.2

CERTIFICATE OF DESIGNATIONS

OF

9% CUMULATIVE PERPETUAL PREFERRED STOCK

OF

PREFERRED BLOCKER INC.

     Preferred Blocker Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 141 and 151 of the General Corporation Law of the State of Delaware, does hereby certify that, as of December 31, 2008:

     On December 28, 2008, the board of directors of the Corporation (the “Board of Directors”) duly adopted the following resolution creating a series of 2,576,601 shares of Preferred Stock of the Corporation designated as “9% Cumulative Perpetual Preferred Stock” by written consent.

     RESOLVED, that pursuant to the provisions of the certificate of incorporation and the bylaws of the Corporation and applicable law, and the resolutions adopted by the Board of Directors, a series of Preferred Stock, par value $0.01 per share, of the Corporation be, and hereby is, created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

            Section 1.     Designation and Number of Shares.     There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “9% Cumulative Perpetual Preferred Stock” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 2,576,601. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

            Section 2.     Definitions.     The following terms are used in this Certificate of Designations as defined below:

     (a)               “144A Global Preferred Certificate” means a Global Preferred Certificate substantially in the form of Exhibit I hereto bearing the Global Shares Legend and a legend required by Section 15(d)(i)(x) or 15(d)(i)(y) and deposited with or on behalf of, and registered in the name of, the Depository or its nominee and representing Designated Preferred Stock issued or transferred in reliance on Rule 144A promulgated under the Securities Act.

     (b)               “Additional Tier 1 Capital Condition” shall be satisfied as of any date on or after the Original Issue Date, if on or prior to such date, GMAC shall have received in the aggregate at least $1.25 billion of gross cash proceeds from the issuance of new Tier 1 Capital by GMAC, provided that any Additional Tier 1 Capital raised from affiliates of GMAC will comply with the restrictions on issuances to affiliates set forth in the

GMAC LLC Agreement (or any successor provision of GMAC’s organizational documents).

               (c)               “Additional Tier 1 Capital Condition Satisfaction Date” means the first date on which the Additional Tier 1 Capital Condition has been satisfied.

               (d)               “Agent Members” has the meaning set forth in Section 14(b).

               (e)               “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the Additional Tier 1 Capital Condition Satisfaction Date, 9% per annum and (ii) from and after the Additional Tier 1 Capital Condition Satisfaction Date, 7% per annum.

               (f)                “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Preferred Certificate, the rules and procedures of the Depository that apply to such transfer or exchange.

               (g)               “Board of Directors” has the meaning set forth in the recitals.

               (h)               “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

               (i)                 “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time in accordance with their terms.

               (j)                 “Certificate of Designations” means this Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, as it may be amended from time to time in accordance with its terms.

               (k)                “Charter” means the Corporation’s certificate of incorporation, as it may be amended from time to time in accordance with its terms.

               (l)                 “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

               (m)               “Corporation” has the meaning set forth in the recitals.

               (n)                “Definitive Preferred Certificate” means a certificate representing Designated Preferred Stock registered in the name of the holder thereof and issued in accordance with Section 15 hereof, substantially in the form of Exhibit I hereto except that such Certificate shall not bear the Global Shares Legend.

               (o)                “Depository” has the meaning set forth in Section 14(a).

               (p)                “Designated Preferred Stock” has the meaning set forth in Section 1.

               (q)                “Dividend Period” has the meaning set forth in Section 3(a).

               (r)                 “Dividend Payment Date” has the meaning set forth in Section (3)(a).

               (s)                 “Dividend Record Date” has the meaning set forth in Section 3(a).

               (t)                “Expenses” has the meaning set forth in Section 3(b).

               (u)               “Global Shares Legend” has the meaning set forth in Section 14(a).

               (v)               “Global Preferred Certificate” has the meaning set forth in Section 14(a).

               (w)              “GMAC” means GMAC LLC, a Delaware limited liability company and its successors, including the resulting corporation of any GMAC Conversion.

               (x)               “GMAC Conversion” means, together with related transactions, a conversion of GMAC into a corporation through a statutory conversion, the creation of a holding company above GMAC and the exchange of all or substantially all of GMAC’s outstanding equity interests for equity interests of such holding company, the direct or indirect acquisition by the Corporation of all or substantially all of GMAC’s outstanding equity interests in exchange for stock of the Corporation, the merger of GMAC with and into the Corporation, and any other direct or indirect incorporation of the assets and liabilities of GMAC, including, without limitation, by merger, consolidation or recapitali-zation; statutory conversion; direct or indirect, sale, transfer, exchange, pledge or other disposal of economic, voting or other rights; sale, exchange or other acquisition of shares, equity interests or assets; contribution of assets and/or liabilities; liquidation; exchange of securities; conversion of entity, migration of entity or formation of new entity; or other transaction or group of related transactions; provided that (i) if the GMAC Conversion occurs and the Corporation is not the resulting corporation, then the Designated Preferred Stock will be converted into or exchanged for preferred stock of such resulting corporation having terms substantially the same as the terms of the Designated Preferred Stock and (ii) in connection with a GMAC Conversion, appropriate action shall be taken, if any, to ensure that the Designated Preferred Stock shall continue to have the practical economic benefits of the material provisions applicable to the Designated Preferred Stock and the GMAC Preferred Membership Interests, including with respect to dividends, liquidation preference and the equity value of GMAC and its subsidiaries. Notwithstanding the foregoing, following the GMAC Conversion, if the issuer of the Designated Preferred Stock would not otherwise be the same as the issuer of the New Guaranteed Notes, then the Designated Preferred Stock will be converted into or exchanged for preferred stock of the issuer of the New Guaranteed Notes having terms substantially the same as the terms of the Designated Preferred Stock.

               (y)               “GMAC LLC Agreement” means the Second Amended and Restated Limited Liability Company Operating Agreement of GMAC LLC, to be dated as of De-cember 31, 2008.

               (z)                “GMAC Preferred Membership Interests” means 2,576,601 units of GMAC’s Class E preferred membership interests issued to the Corporation on the Original Issue Date.

               (aa)              “Indirect Participant” means a Person who holds a beneficial interest in a Global Preferred Certificate through a Participant.

               (bb)              “Investment Company Act” means the Investment Company Act of 1940, as amended.

               (cc)                 “Junior Stock” means the Common Stock, and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

               (dd)                 “Limited Keep-Well” means the Limited Keep-Well Agreement to be entered into on the Original Issue Date by the Corporation and GMAC.

               (ee)                  “Liquidation Preference” means $1,000 per share of Designated Preferred Stock.

               (ff)                    “New Guaranteed Notes” means the senior guaranteed notes issued by GMAC on the Original Issue Date.

               (gg)                  “Officer” means any duly authorized officer of the Corporation.

               (hh)                  “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

               (ii)                     “Parity Stock” means following any GMAC Conversion in which the Corporation is combined with GMAC (whether by merger, reorganization or otherwise), any of GMAC’s outstanding preferred stock issued in exchange for GMAC preferred membership interests that prior to the GMAC Conversion rank pari passu with the GMAC Preferred Membership Interests as to dividend rights and/or as to rights on liquidation, dissolution or winding up of GMAC (and which shall, for the avoidance of doubt, (x) exclude all GMAC preferred stock issued in respect of membership interests of GMAC ranking junior to the GMAC Preferred Membership Interests and (y) include any Treasury Preferred).

               (jj)                      “Participant” means, with respect to the Depository, a Person who has an account with the Depository.

               (kk)                    “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

               (ll)                      “Preferred Certificate” means a Global Preferred Certificate or a Definitive Preferred Certificate.

               (mm)                  “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.

               (nn)                   “Regulation S Global Preferred Certificate” means a Global Preferred Certificate substantially in the form of Exhibit I hereto bearing the Global Shares Legend and the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(y) and deposited with or on behalf of and registered in the name of the Depository or its nominee representing shares of Designated Preferred Stock initially issued in reliance on Rule 903 promulgated under the Securities Act or transferred in reliance on Rule 904 promulgated under the Securities Act.

               (oo)               “Restricted Definitive Preferred Certificate” means a Definitive Preferred Certificate bearing the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(y).

               (pp)               “Restricted Global Preferred Certificate” means a Global Preferred Certificate bearing the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(y).

               (qq)               “Restricted Period” means the 40-day distribution compliance period as defined in Regulation S promulgated under the Securities Act.

               (rr)                 “Securities Act” means the Securities Act of 1933, as amended.

               (ss)                “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

               (tt)                  “Tier 1 Capital” means subordinated indebtedness, trust preferred equity, common equity interests or preferred equity interests of GMAC constituting “Tier 1 capital” under the regulations of the Board of Governors of the Federal Reserve System and not having any required return of principal or liquidation preference (pursuant to any maturity date, mandatory redemption date, mandatory offer to purchase or otherwise) prior to the date that is six calendar months following the final maturity date of the latest maturing series of then-outstanding New Guaranteed Notes.

               (uu)                “Transfer Agent” has the meaning set forth in Section 9.

               (vv)                “Transfer Restrictions” means the restrictions on transfer applicable to Designated Preferred Stock represented by any Preferred Certificate that are set forth in any legend required to be included on such Preferred Certificate pursuant to Section 15(d)(i).

               (ww)               “Treasury Preferred” means any preferred stock of the Corporation issued to the U.S. Treasury Department pursuant to the voluntary Capital Purchase Program announced by the U.S. Treasury Department on October 14, 2008, or any successor or similar program.

               (xx)                  “Unrestricted Definitive Preferred Certificate” means a Definitive Preferred Certificate that does not bear and is not required to bear the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(y).

               (yy)                 “Unrestricted Global Preferred Certificate” means a Global Preferred Certificate that does not bear and is not required to bear the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(y).

            Section 3.     Dividends.

     (a)      Rate.     Holders of Designated Preferred Stock shall be entitled to receive from the Corporation, when as and if declared by the Board of Directors out of funds legally available for payment, cash dividends on each share of Designated Preferred Stock held by them at a rate per annum equal to the Applicable Dividend Rate on the Liquidation Preference thereof, payable quarterly on February 15, May 15, August 15 and November 15 of each year or, if any such day is not a Business Day, the next succeeding Business Day (each a “Dividend Payment Date”). Dividends shall accrue from the most recent date as to which dividends shall have been paid or, if no dividends have been paid, from the

Original Issue Date of such shares, whether or not in any dividend period or periods there have been funds legally available for the payment of such dividends. For purpose hereof, a “Dividend Period” shall refer to a date commencing on and including a Dividend Payment Date (or if no Dividend Payment Date has occurred, commencing on and including the Original Issue Date), and ending on and including the day immediately preceding the next succeeding Dividend Payment Date. Dividends will be payable to holders of record of the Designated Preferred Stock as they appear on the Corporation’s stock register on the first calendar day of the month in which a Dividend Payment Date occurs or, if any such day is not a Business Day, the next succeeding Business Day (each a “Dividend Record Date”) but only to the extent a dividend has been declared to be payable on such Dividend Payment Date. Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day. Any declaration by the Corporation of a dividend payable on any Dividend Payment Date shall be made at least seven Business Days prior to the first day of the calendar month in which such Dividend Payment Date shall occur. Dividends not declared by the Board of Directors will continue to accumulate but without additional distributions thereon.

     Dividends payable on the Designated Preferred Stock for any period other than a full Dividend Period (based upon the number of days elapsed during such period) shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

     Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

     (b)      Priority of Dividends. So long as any Designated Preferred Stock remains outstanding, prior to a GMAC Conversion the Corporation will not declare or pay any dividend on, make any distribution of assets on, or redeem, purchase or otherwise acquire any of its capital stock other than the Designated Preferred Stock; provided that if, as of any fiscal year end, the amount of cash then held by the Corporation as a result of non-liquidating distributions on the GMAC Preferred Membership Interests and payments under the Limited Keep-Well exceeds the sum of (x) the dividends declared and payable on the Designated Preferred Stock for such fiscal year, (y) any accrued but undeclared dividends on the Designated Preferred Stock through the most recent Dividend Payment Date and (z) any expenses incurred but not yet paid by the Corporation, including but not limited to for taxes, corporate overhead expenses, franchise fees and similar expenses (“Expenses”), then the Corporation may distribute such excess cash to the holders of the Corporation’s common stock.

     Subject to the foregoing, dividends payable in cash, securities or other property, as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors, may be declared and paid on any securities, including Parity Stock and Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

            Section 4.     Liquidation Rights.

     (a)      Voluntary or Involuntary Liquidation. In the event of any liquidation, winding-up or dissolution of the Corporation (other than in connection with a GMAC Conversion), the holders of Designated Preferred Stock shall be entitled to receive out of the Corporation’s assets available for distribution to its shareholders, before any payment or distribution is made to holders of any other capital stock of the

Corporation other than Parity Stock, an amount equal to the sum of (i) the Liquidation Preference plus (ii) the amount of any accrued and unpaid dividends on such Designated Preferred Stock as of the date fixed for such liquidation, dissolution or winding-up.

     (b)     Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and all outstanding shares of Parity Stock, holders of Designated Preferred Stock and the holders of Parity Stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

     (c)     Residual Distributions. If the Liquidation Preference (and any accrued and unpaid dividends) has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any Parity Stock has been paid in full, the holders of other stock of the Corporation (including Junior Stock) shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

     (d)     Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation (including in connection with a GMAC Conversion), shall not constitute a liquidation, dissolution or winding up of the Corporation.

            Section 5.     Redemption.

     (a)     Optional Redemption. The Designated Preferred Stock may not be redeemed prior to the third anniversary of the Original Issue Date. On or after the third anniversary of the Original Issue Date, at the Corporation’s option and subject to the Corporation having obtained any required regulatory approvals, the Corporation may, subject to Section 5(d), redeem the Designated Preferred Stock, in whole or in part, at any time or from time to time, upon notice given as provided in Section 5(c) below, at a redemption price equal to the Liquidation Preference, plus the amount of any accrued and unpaid dividends thereon through the date of redemption.

     The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall be paid to the holder of record of the redeemed shares on such Dividend Record Date as provided in Section 3 above and, if different than such holder, shall not be paid to the holder entitled to receive the redemption price on the redemption date.

     (b)     No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

     (c)     Notice of Redemption. Notice of any redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (i) the redemption date; (ii) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

     (d)     Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof. Unless all accrued and unpaid dividends on the Designated Preferred Stock through the most recently completed Dividend Period have been or contemporaneously are declared and paid or full dividends have been declared and a sum sufficient for the payment thereof has been set apart for payment, no Designated Preferred Stock will be redeemed unless all outstanding Designated Preferred Stock is redeemed.

     (e)     Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

     (f)     Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

            Section 6.     Covenants.     Prior to a GMAC Conversion, so long as any Designated Preferred Stock is outstanding, the Corporation will not (i) engage in any business activities or hold any assets or incur any liabilities other than in connection with the GMAC Conversion, issuing the Designated Preferred Stock, holding the GMAC Preferred Membership Interests and activities, assets and liabilities reasonably incidental to the foregoing or (ii) dispose of any GMAC Preferred Membership Interests, except in connection with a substantially concurrent redemption or exchange (including by way of merger) of a corresponding number of shares of Designated Preferred Stock; provided, however, that the Corporation may (A) issue common stock in connection with an initial public offering or otherwise, (B)

own any direct or indirect membership interest, stock or other ownership interest in GMAC (or any successor thereto) or businesses or assets of GMAC (or any successor thereto) and (C) engage in activities and hold assets and incur or be subject to liabilities reasonably incidental to the foregoing.

            Section 7.     Conversion.     Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities or any other interests except in connection with a GMAC Conversion.

            Section 8.     Voting Rights.

     (a)     General. The holders of the Designated Preferred Stock will have no voting rights except (i) as set forth below, (ii) as required by law or (iii) as the Board of Directors may grant holders of the Designated Preferred Stock from time to time. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

     (b)     Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

     (i)     Amendments to Charter; Limited Keep-Well. Any alteration, repeal or amendment, whether by merger, consolidation, combination, reclassification or otherwise, of any provisions of the Charter (including the Certificate of Designations) or Bylaws or any amendment of the provisions of the Limited Keep-Well, in each case, if the amendment, repeal or alteration would adversely affect the holders of Designated Preferred Stock (it being understood that no vote or consent of the holders of Designated Preferred Stock will be required in connection with any GMAC Conversion).

     (ii)     Amendments to GMAC LLC Agreement. Other than pursuant to a GMAC Conversion or an involuntary liquidation, winding-up, dissolution or other similar involuntary procedure, the Corporation’s consent in its capacity as holder of the GMAC Preferred Membership Interest to (A) any alteration, repeal or amendment, whether by merger, consolidation, combination, reclassification or otherwise, of any provisions of the GMAC LLC Agreement if the amendment would amend, alter or affect the powers, preferences or rights of, or limitations relating to, the GMAC Preferred Membership Interests so as to adversely affect the holders of Designated Preferred Stock, including, without limitation, the creation of, increase in the authorized number of, or issuance of, any membership interests of GMAC that rank senior to the GMAC Preferred Membership Interests as to dividend rights or rights upon liquidation, winding-up or dissolution in any manner materially adverse to the holders of Designated Preferred Stock and (B) any redemption of any GMAC Preferred Membership Interests or the entry by GMAC into any liquidation or dissolution if the amount then payable to the holders of the GMAC Preferred Membership Interests being redeemed or receiving liquidating distributions would be less than the Liquidation Preference of the Designated Preferred Stock plus all accrued and unpaid distributions on such GMAC Preferred Membership Interests (for the avoidance of doubt, no vote or consent of the holders of Designated Preferred Stock will be required pursuant to this clause (ii) in connection with any GMAC Conversion).

     (c)     Changes After Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 8(b) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

     (d)     Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

            Section 9.     Record Holders.    To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock (the “Transfer Agent”) may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

            Section 10.     Notices.    All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

            Section 11.     No Preemptive Rights.    The holders of the Designated Preferred Stock shall have no preemptive or preferential right to purchase or subscribe to capital interests, obligations, warrants or other securities of GMAC or the Corporation of any class.

            Section 12.     Replacement Certificates.     The Corporation shall replace any mutilated Preferred Certificate at the holder’s expense upon surrender of that Preferred Certificate to the Corporation. The Corporation shall replace Preferred Certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the Preferred Certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

            Section 13.     Other Rights.     The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

            Section 14.     Form of Designated Preferred Stock.

     (a)     The Designated Preferred Stock shall be issued in the form of one or more permanent global certificates in definitive, fully registered form with the global legend (the “Global Shares

Legend”) set forth on the form attached hereto as Exhibit I (the “Global Preferred Certificate”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. Each Global Preferred Certificate may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). Each Global Preferred Certificate shall be deposited on behalf of the holders of the Designated Preferred Stock represented thereby with the Transfer Agent, at its New York office, as custodian for The Depository Trust Company or its nominee and their respective successors (the “Depository”), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Corporation and countersigned and registered by the Transfer Agent as hereinafter provided. The aggregate number of shares represented by each Global Preferred Certificate may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depository or its nominee as hereinafter provided.

     (b)     This paragraph shall apply only to a Global Preferred Certificate deposited with or on behalf of the Depository. The Company shall execute and the Transfer Agent shall, in accordance with this Section, countersign and deliver initially one or more Global Preferred Certificates that (i) shall be registered in the name of Cede & Co. or another nominee of the Depository and (ii) shall be delivered by the Transfer Agent to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Transfer Agent as custodian for the Depository pursuant to an agreement between the Depository and the Transfer Agent. Members of, or participants in, the Depository (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Certificate held on their behalf by the Depository or by the Transfer Agent as the custodian of the Depository or under such Global Preferred Certificate, and the Depository may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Preferred Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Certificate. Except as provided in Section 14(d), owners of beneficial interests in a Global Preferred Certificate will not be entitled to receive Definitive Preferred Certificates.

     (c)     (i) An Officer shall sign any Preferred Certificate on behalf of the Corporation by manual or facsimile signature.

            (ii) If an Officer whose signature is on a Preferred Certificate no longer holds that office at the time the Transfer Agent countersigns the Preferred Certificate, the Preferred Certificate shall be valid nevertheless.

     (d)     The Designated Preferred Stock represented by a Global Preferred Certificate is exchangeable for Definitive Preferred Certificates only if (i) the Depository notifies the Corporation that it is unwilling or unable to continue as depositary for the Global Preferred Certificates or has ceased to be a clearing agency registered under the Securities Exchange Act and, in either case, a successor depositary is not appointed by the Corporation within 90 days after the date of such notice; (ii) the Corporation, in its sole discretion at any time notifies the Transfer Agent in writing that the Corporation elects to issue Definitive Preferred Certificates or (iii) there shall have occurred and be continuing an event of default under this Certificate of Designations with respect to the Designated Preferred Stock. Any Designated Preferred Stock that is exchangeable pursuant to the preceding sentence is exchangeable for Definitive Preferred Certificates issuable in authorized denominations and registered in such names as the Depository shall direct. Subject to the foregoing and applicable law, a Global Preferred Certificate is not exchangeable, except for a Global Preferred Certificate of the same aggregate Liquidation Preferences to be registered in the name of the Depository or its nominee.

            Section 15.     Transfer.

     (a)     Transfers and Exchanges involving Beneficial Interests in the Same Global Preferred Certificate. The transfer and exchange of beneficial interests in the same Global Preferred Certificate will be effected through the Depository, in accordance with the requirements of this Certificate of Designations and the Applicable Procedures and no written orders or instructions shall be required to be delivered to the Transfer Agent to effect the transfers of beneficial interests in the same Global Preferred Certificate; provided, however, that (i) prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Preferred Certificate may not be made to a U.S. Person or for the account or benefit of a U.S. Person and (ii) no transfer of a beneficial Interest in Restricted Global Preferred Certificate may be made except in compliance with the applicable Transfer Restrictions.

     (b)     Transfers and Exchanges involving Beneficial Interests in Different Global Preferred Certificates. Any transfer of a beneficial interest in a Global Preferred Certificate for a beneficial interest in another Global Preferred Certificate will be subject to compliance with the Applicable Procedures and subject to the receipt of the Transfer Agent of instructions from the Depository; provided, however, that (i) prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Preferred Certificate may not be made to a U.S. Person or for the account or benefit of a U.S. Person and (ii) no transfer of a beneficial Interest in Restricted Global Preferred Certificate may be made except in compliance with the applicable Transfer Restrictions.

     (c)     Transfers and Exchanges involving Definitive Preferred Certificates. Any transfer of a Definitive Preferred Certificate will be subject to delivery by the transferor of a duly completed certificate of transfer in the form of Exhibit II hereto together with the Definitive Preferred Certificate to be transferred, including the applicable certifications required thereby and, if the transferee will take delivery thereof in the form of a beneficial interest in a Global Preferred Certificate or such transfer is of a beneficial interest in a Global Preferred Certificate to a transferee who will take delivery in the form of a Definitive Preferred Certificate, such transfer shall also be made in compliance with the Applicable Procedures.

     (d)     Legends. The following legends will appear on the face of the Preferred Certificates to the extent required below.

        (i)     Transfer Restriction Legends.

        (x)     Each Preferred Certificate shall bear a legend in substantially the following form until the earlier of (A) the date on which the Designated Preferred Stock represented by such Preferred Certificate has been transferred pursuant to an effective registration statement under the Securities Act, (B) the date on which the Designated Preferred Stock represented by such Preferred Certificate may be transferred without restriction under Rule 144(d)(ii) (for so long as such exemption applies), (C) the date on which a GMAC Conversion occurs and (D) such date as the Corporation, in its sole discretion shall determine that transfers of Preferred Certificates are no longer required to comply with the Transfer Restrictions described below in order to comply with the Securities Act and to maintain an exemption from registration under the Investment Company Act:

        “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE

UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

        (i)        REPRESENTS THAT IT (X)(A)(I) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) AND (II) IS ACQUIRING THE NEW PREFERRED STOCK FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND (Y) IS A QUALIFIED PURCHASER (AS DEFINED IN SECTION 2A-51 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER (THE “INVESTMENT COMPANY ACT”); AND

     (ii)        AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB AND A QUALIFIED PURCHASER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB AND A QUALIFIED PURCHASER, IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED PURCHASER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED PURCHASER, IN COMPLIANCE WITH THE INVESTMENT COMPANY ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND

       (iii)        AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

        AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.”

        (y)        Any Preferred Certificate which is not required to bear the legend set forth in subclause (x) above shall bear the following legend until the earlier of (A) the date on which the Designated Preferred Stock represented by such Preferred Certificate has been transferred pursuant to an effective registration statement under the Securities Act, (B) the date on which the Designated Preferred Stock represented by such Preferred Certificate may be transferred without restriction under Rule 144(d)(ii) (for so long as such exemption applies) and (C) such date as the Corporation, in its sole discretion shall determine that transfers of Preferred Certificates are no longer required to comply with the Transfer Restrictions described below in order to comply with the Securities Act:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE

UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

     (i)        REPRESENTS THAT IT (A)(I) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) AND (II) IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; AND

     (ii)        AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

        AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.”

        (z)        Any Preferred Certificate which is not required to bear the legend set forth in subclause (x) above or the legend set forth in subclause (y) above, shall bear the following legend until the earlier of (A) the date on which a GMAC Conversion occurs and (B) such date as the Corporation, in its sole discretion shall determine that transfers of Preferred Certificates are no longer required to comply with the Transfer Restrictions described below in order to maintain an exemption from registration under the Investment Company Act:

        “BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

        (i)        REPRESENTS THAT IT IS A QUALIFIED PURCHASER (AS DEFINED IN SECTION 2A-51 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER) AND IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED PURCHASER;

        (ii)        AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARYTHEREOF, OR (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED PURCHASER PURCHASING FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED PURCHASER AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND

        (iii)        AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      (ii)         Global Preferred Certificate Legend. Each Global Preferred Certificate will bear a legend in substantially the following form:

        “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO ON THE REVERSE HEREOF.”

        (e)        Cancellation and/or Adjustment of Global Preferred Certificates. At such time as all beneficial interests in a particular Global Certificate have been exchanged for Definitive Preferred Certificates or a particular Global Preferred Certificate has been redeemed, repurchased or canceled in whole and not in part, each such Global Preferred Certificate will be returned to or retained and canceled by the Transfer Agent in accordance with Subsection 15(g) hereof. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Certificate is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Preferred Certificate or for Definitive Preferred Certificates, the number of shares of Designated Preferred Stock represented by such Global Preferred Certificate will be reduced accordingly and an endorsement will be made on such Global Certificate by the Transfer Agent or by the Depository at the direction of the Transfer Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Preferred Certificate, such other Global Preferred Certificate will be increased accordingly and an endorsement will be made on such Global Certificate by the Transfer Agent or by the Depository at the direction of the Transfer Agent to reflect such increase.

        (f)        General Provisions Relating to Transfers and Exchanges.

        (i)        To permit registrations of transfers and exchanges, the Corporation will execute Global Preferred Certificates and Definitive Preferred Certificates upon receipt of an authentication order from the Corporation or at the Transfer Agent’s request.

        (ii)        If a transferee is to receive Designated Preferred Stock in the form of Definitive Preferred Certificates and such transfer complies with this Certificate of Designations, the Corporation will execute Definitive Preferred Certificates in the name of such transferee (and, in the case of a transfer of less than all shares of Designated Preferred Stock represented by a Definitive Preferred Certificate, the Corporation will execute a new Definitive Preferred Certificate in the name of the transferor representing the shares not transferred) and will cancel the Definitive Preferred Certificate in the name of the transferor.

        (iii)        No service charge will be made to a holder of a beneficial interest in a Global Preferred Certificate or to a holder of a Definitive Preferred Certificate for any registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 5).

        (iv)        All Preferred Certificates issued upon any registration of transfer or exchange of Preferred Certificates will be entitled to the same benefits under the Certificate of Designations, as the Preferred Certificates surrendered upon such registration of transfer or exchange.

        (v)        Neither the Transfer Agent nor the Corporation will be required:

            (x)        to issue, to register the transfer of or to exchange any Designated Preferred Stock during a period beginning at the opening of business 15 days before the day of any selection of Designated Preferred Stock for redemption under Section 5 and ending at the close of business on the day of selection;

            (y)        to register the transfer of or to exchange any Designated Preferred Stock selected for redemption, in whole or in part, under Section 5 except the unredeemed portion of any Designated Preferred Stock being redeemed in part; or

            (z)        to register the transfer of or to exchange Designated Preferred Stock between a Dividend Record Date and the next succeeding Dividend Payment Date.

        (vi)        Prior to due presentment for the registration of a transfer of any Designated Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name any Designated Preferred Stock is registered as the absolute owner of such Designated Preferred Stock for the purpose of receiving dividends and other payments on such Designated Preferred Stock and for all other purposes, and none of the Transfer Agent or the Corporation shall be affected by notice to the contrary.

        (vii)        All certifications and certificates (other than Preferred Certificates) required to be submitted to the Transfer Agent pursuant to this Section 15 to effect a registration of transfer or exchange may be submitted by facsimile.

        (viii)        If any Preferred Certificate has been issued with a legend required by Section 15(d)(i) and such Preferred Certificate is no longer required to bear such legend, then upon delivery of such Preferred Certificate to the Transfer Agent, the Corporation shall issue a replacement certificate without such legend (but which shall bear any other legend required pursuant to Section 15(d)(i)) and the Transfer Agent shall cancel the Preferred Certificate so delivered for such replacement certificate.

        (g)        The Corporation at any time may deliver Designated Preferred Stock to the Transfer Agent for cancellation. The Transfer Agent and no one else will cancel all Designated Preferred Stock surrendered for registration of transfer, exchange, payment, replacement or cancellation and will dispose of canceled Designated Preferred Stock in accordance with its customary procedures (subject to the record retention requirement of the Exchange Act).

        IN WITNESS WHEREOF, Preferred Blocker Inc. has caused this Certificate of Designations to be executed as of the date set forth above.

PREFERRED BLOCKER INC.
By:	/s/ David C. Walker
Name: David C. Walker
Title: Chairman of the Board and President

EXHIBIT I

FACE OF SECURITY

[Insert the applicable legend(s), if any, pursuant to Section 15(d) of the Certificate of Designations]
Certificate Number: [ ]	[ ] Shares
[144A/REG S] CUSIP No.: [ ]
ISIN No.: [ ]

9% Cumulative Perpetual Preferred Stock (par value $0.01 per share)
(Initial Liquidation Preference $1,000.0 per share)

of

PREFERRED BLOCKER INC.

     PREFFERED BLOCKER INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that [ ] (the “Holder”) is the registered owner of [ ] ([ ]) fully paid and non-assessable preferred securities of the Corporation designated the 9% Cumulative Perpetual Preferred Stock (par value $.01) (initial liquidation preference $1,000.00 per share) (the “Preferred Shares”). The dividend rate of the Preferred Shares is subject to adjustment from time to time on the terms set forth in the Certificate of Designations.

     The Preferred Shares are transferable on the books and records of Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), as Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.

     The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Shares represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations of 9% Cumulative Perpetual Preferred Stock adopted on December 31, 2008, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not defined herein shall have the meanings given them in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

     Reference is hereby made to select provisions of the Preferred Shares set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

     Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, the Corporation has executed this certificate this        day of December, 2008.

PREFERRED BLOCKER INC.

By:
Name:
Title:

Exh I-2

REVERSE OF SECURITY

      Dividends on the Preferred Shares shall be payable as provided in the Certificate of Designations.

      The Preferred Shares are entitled to the voting rights set forth in the Certificate of Designations.

      The Preferred Shares shall be redeemable as provided in the Certificate of Designations.

      The Corporation shall be subject to the covenants set forth in the Certificate of Designations.

     This security has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The securities may be transferred (1) in the United States, to persons who are both “qualified institutional buyers” (“QIBs”) as that term is defined in Rule 144A under the Securities Act and “Qualified Purchasers” (as defined in the Investment Company Act of 1940 (the “Investment Company Act”)) and (ii) outside the United States, to persons who are not “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, and who are also both Qualified Purchasers and “non-U.S. qualified offerees” (as such term is defined in the section headed “Offer and Transfer Restrictions” in the confidential offering memorandum dated November 20, 2008, as supplemented, relating to the securities).

Exh I-3

SHARE TRANSFER FORM

FOR VALUE RECEIVED, the undersigned transfers the Preferred Shares evidenced hereby to:

______________________________________________________________________________________________________________________________
(Insert transferee’s social security or tax identification number)

______________________________________________________________________________________________________________________________
(Insert address and zip code of transferee)

Date: _____________________________

Signature: _______________________________________
(Sign exactly as your name appears on the other
side of this Preferred Share Certificate)

Signature Guarantee[1]__________________________________________________________________________________________

_______________________________
1	(Signature must be guaranteed by an “eligible guarantor institution,” that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the
Transfer Agent, which requirements include membership or participation in the Securities
Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee pro-
gram” as may be determined by the registrar of the Company in addition to, or in substi-
tution for, STAMP, all in accordance with the Exchange Act.)

Exh I-4

EXHIBIT II

FORM OF CERTIFICATE OF TRANSFER

Preferred Blocker Inc.
c/o GMAC LLC
200 Renaissance Center
P.O. Box 200, Detroit, Michigan
48265-2000
Attn: GMAC General Counsel
Facsimile: (313) 656-6124

Mellon Investor Services LLC
200 West Monroe Street
Suite 1590
Chicago IL, 60606
Attn: Relationship Manager
Fax: 312-325-7610

      Re: 9% Cumulative Perpetual Preferred Stock

     Reference is hereby made to the Certificate of Designations, dated as of December 31, 2008 (the “Certificate of Designations”), of Preferred Blocker Inc., as issuer (the “Corporation”). Capitalized terms used but not defined herein shall have the meanings given to them in the Certificate of Designations.

      ___________________ (the “Transferor”) owns and proposes to transfer _________ shares of Designated Preferred Stock in the manner specified in Annex A hereto (the “Transfer”), to ___________________________
(the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

     1.  ☐  Check if Transferee will take delivery of a beneficial interest in the 144A Global Preferred Certificate or a Restricted Definitive Preferred Certificate pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Preferred Certificate is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Preferred Certificate for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Certificate of Designations, the transferred beneficial interest or Definitive Preferred Certificate will be subject to the restrictions on transfer enumerated in the legend printed on the 144A Global Preferred Certificate and/or the Restricted Definitive Preferred Certificate and in the Certificate of Designations and the Securities Act.

     2. ☐   Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Preferred Certificate or a Restricted Definitive Preferred Certificate pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that the Transfer is not being made to a Person in

Exh II-1

the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed transfer in accordance with the terms of the Certificate of Designations, the transferred beneficial interest or Definitive Preferred Certificate will be subject to the restrictions on Transfer enumerated in the legend printed on the Regulation S Global Preferred Certificate and/or the Restricted Definitive Preferred Certificate and in the Certificate of Designations and the Securities Act.

     3.  ☐  Check and complete if Transferee is the Corporation or a subsidiary. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Preferred Certificate and Restricted Definitive Preferred Certificate and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that such Transfer is being effected to the Corporation or a subsidiary thereof.

     4. ☐   Check if Transfer is of an Unrestricted Global Preferred Certificate or of an Unrestricted Definitive Preferred Certificate. The Transfer if of a beneficial interest in an Unrestricted Global Preferred Certificate or an Unrestricted Definitive Preferred Certificate.

     [5. ☐   Check here to Certify that the Transferee is a Qualified Purchaser. The undersigned hereby certifies that it is a Qualified Purchaser as defined in Section 2a-51 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission there-under.]1

________________________________________________________
1      To be included if Preferred Certificate being transferred bears the legend set forth in Section 15(d)(i)(x) or Section 15(d)(i)(z) of the Certificate of Designations.

Exh II-2

     This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation.

[Insert Name of Transferor]

	By:	__________________________
Name:
Title:

Dated: ____________________

Exh II-3

ANNEX A TO CERTIFICATE OF TRANSFER
1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a), (b) or (c)]

	(a)	☐	a beneficial interest in the:

		(i)	☐	144A Global Preferred Certificate (CUSIP _________), or

		(ii)	☐	Regulation S Global Preferred Certificate (CUSIP _________), or

		(iii)	☐	Unrestricted Global Preferred Certificate (CUSIP _________), or

	(b)	☐	a Restricted Definitive Preferred Certificate, or

	(c)	☐	an Unrestricted Definitive Preferred Certificate.

2.	After the Transfer the Transferee will hold:
[CHECK ONE]

	(a)	☐	a beneficial interest in the:

		(i)	☐	144A Global Preferred Certificate (CUSIP _________), or

		(ii)	☐	Regulation S Global Preferred Certificate (CUSIP _________), or

		(iii)	☐	Unrestricted Global Preferred Certificate (CUSIP _________); or

	(b)	☐	a Restricted Definitive Preferred Certificate; or

	(c)	☐	an Unrestricted Definitive Preferred Certificate,

in accordance with the terms of the Certificate of Designations.

Exh II-4